SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       September 25, 2002
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                          Washington Federal, Inc.
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          (Exact name of registrant as specified in its charter)




  Washington                           0-25454                     91-161606
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)




425 Pike Street, Seattle, Washington                                 98101
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(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code       (206) 624-7930
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                              Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)




Item 5.   Other Events.
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     Effective September 23, 2002, Roy Whitehead, President and Chief Executive Officer of Washington Federal, Inc. and its wholly-owned subsidiary Washington Federal Savings was appointed Vice Chairman of the Board of Directors of Washington Federal, Inc.


Item 7.   Financial Statements and Exhibits.
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     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits (Exhibit numbers conform to Item 601 of Regulation S-K):

          (99) Press Release, dated September 25, 2002




























                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WASHINGTON FEDERAL, INC.



Dated: September 25, 2002          By:  /s/ Ronald L. Saper
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                                        Ronald L. Saper
                                        Executive Vice President and
                                         Chief Financial Officer